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                                                                   Exhibit 10.27

                   LIMITED RELEASE AND AGREEMENT TO INDEMNIFY


           This LIMITED RELEASE and INDEMNIFICATION ("Release") is being executed and delivered by the undersigned (the "Releasing Party"), in accordance with the Placement Agent Agreement dated June ___, 2003 entered into between DynCorp and Network 1 Financial Securities, Inc. (the "Agreement").

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Releasing Party hereby agrees as follows:

       1. The Releasing Party hereby releases and forever discharges DynTek, Inc, a Delaware Corporation, ("DynTek") and each of its affiliates, and each of its and its affiliates' stockholders, partners, controlling persons, successors and assigns (individually, a "Released Party" and collectively, "Released Parties") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, fixed or contingent, both at law and in equity, which the Releasing Party now has, has ever had or may hereafter have against the respective Released Parties arising out of claims against DynTek solely as they relate to its obligation to indemnify DynCorp from and to replace the Labor and Material Payment Bond issued by National Union Fire Insurance Buyer of Pittsburgh, PA ("AIG")issued on July 2, 2001 having Bond Number 21-69-33 ("Surety Bond") to the Commonwealth of Virginia in the amount of Two Million Three Hundred and Ninety Two Thousand One Hundred and Twenty Five Dollars ($2,392,125), (the "Penal Sum of the Bond"). In addition, DynCorp agrees to indemnify DynTek for any surety claims made against DynTek by AIG pursuant to the Surety Bond up to the limit of the Penal Sum of the Bond. Any claims in excess of the Penal Sum of the Bond are not released and DynCorp specifically retains its indemnity from DynTek.

       2. This Release and Indemnification shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia. The Releasing Party designates the state courts of the Commonwealth of Virginia located in Arlington, Virginia or the United States Federal District Court located in the Eastern District of Virginia having jurisdiction for the purposes of any suit, action or other proceeding arising out of this Limited Release. The Releasing Party irrevocably and unconditionally waives the right to trial by jury and any objection to the laying of venue of any action, suit or proceeding arising out of this Release in any such court and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

       3. If any term or provision specified herein is held by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such term or provision to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, and the remainder of the terms and provisions herein shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Release.

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       4. This Limited Release may not be amended or waived except in a writing signed by the person against whose interest such amendment or waiver shall operate.


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           IN WITNESS WHEREOF, the undersigned has executed and delivered this
Release as of this _____ day of June,  2003.


                                         DynCorp

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------


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